EXHIBIT 99.5


Deutsche Bank
Aktiengesellschaft


To: DEUTSCHE BANK NATIONAL TRUST COMPANY, not in its individual or corporate capacity but solely as Swap Trustee for the Swap Trust for IndyMac INDX Mortgage Loan Trust 2006-AR21

Attn:
                     Ronaldo Reyes

Fax No:              (714) 247-6285

From:                DEUTSCHE BANK AG, NEW YORK BRANCH

Date:                June 28, 2006

Reference:           Global No.

Swap Transaction Confirmation

The purpose of this letter agreement ("Confirmation") is to confirm the terms and conditions of the Transaction entered into on the Trade Date specified below (the "Transaction") between Deutsche Bank AG, New York Branch ("DBAG") and Deutsche Bank National Trust Company, not in its individual or corporate capacity but solely as Swap Trustee on behalf of the Holders of the Class A-1 Certificates for the Swap Trust for IndyMac INDX Mortgage Loan Trust 2006-AR21 ("Counterparty") created under the Pooling and Servicing Agreement for IndyMac INDX Mortgage Loan Trust 2006-AR21 dated as of June 1, 2006 among IndyMac MBS, Inc., as depositor, IndyMac Bank, F.S.B., as Seller and as servicer, and Deutsche Bank National Trust Company, as trustee (the "Pooling and Servicing Agreement").

The definitions and provisions contained in the 2000 ISDA Definitions (the "2000 Definitions"), as published by the International Swaps and Derivatives Association, Inc. ("ISDA") are incorporated into this Confirmation. In the event of any inconsistency between the 2000 Definitions and this Confirmation, this Confirmation will govern for the purposes of the Transaction. References herein to a "Transaction" shall be deemed to be references to a "Swap Transaction" for the purposes of the 2000 Definitions. Capitalized terms used in this Confirmation and not defined in this Confirmation or the 2000 Definitions shall have the respective meaning assigned in the Agreement. Each party hereto agrees to make payment to the other party hereto in accordance with the provisions of this Confirmation and of the Agreement (as defined below).

This Confirmation supersedes any previous Confirmation or other communication with respect to the Transaction and evidences a complete and binding agreement between you and us as to the terms of the Swap Transaction to with this Confirmation relates. This Confirmation is subject to the terms and conditions of the ISDA Master Agreement dated as of April 28, 2006 (the "Agreement"), between each of DBAG and Counterparty and shall form a part of and be subject to that ISDA Master Agreement.

      Capitalized terms used in this Confirmation and not defined in the Agreement, this Confirmation or the 2000 Definitions shall have the respective meaning assigned in the Pooling and Servicing Agreement.

1. The terms of the particular Swap Transaction to which this Confirmation relates are as follows:

         General Terms

         Trade Date:                     TBD

         Effective Date:                 June 28, 2006

         Termination                     Date: The earlier to occur of (i)
                                         August 1, 2036, and (ii) the date
                                         upon which the Notional Amount has
                                         been reduced to zero, subject to
                                         adjustment in accordance with the
                                         Following Business Day Convention.

         Notional Amount:                With respect to any Calculation
                                         Period, the lesser of (i) the
                                         aggregate Stated Principal Balance of
                                         the Mortgage Loans as of the Due Date
                                         in the prior calendar month (after
                                         giving effect to Principal
                                         Prepayments received in the
                                         Prepayment Period related to that
                                         prior Due Date) and (ii) the Class
                                         Certificate Balance of the Class A-1
                                         Certificates immediately prior to the
                                         Distribution Date occurring in the
                                         calendar month in which such
                                         Calculation Period ends.

         Floating Amount I:

                    Floating Rate I      DBAG
                    Payer:

                    Floating Rate I      Early Payment shall be applicable. For each
                    Payer Payment        Calculation Period, the Floating Rate Payer Payment
                    Dates:               Date shall be the first Business Day prior to the
                                         related Floating Rate Payer Period End Date.

                    Floating Rate I      The 25th of each month in each year from (and
                    Payer Period End     including) July 25, 2006 to (and including) the
                    Dates:               Termination Date, subject to adjustment in
                                         accordance with the Following Business Day
                                         Convention.

                    Floating Rate I      USD-LIBOR-BBA.


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

                    Option:

                    Designated           One Month
                    Maturity:

                    Spread:              On or prior  to the  Optional  Termination  Date (as
                                         defined in the  Pooling  and  Servicing  Agreement),
                                         0.12% and  following the Optional  Termination  Date
                                         (as   defined   in   the   Pooling   and   Servicing
                                         Agreement), 0.24%.

                    Floating Rate I      Actual/360
                    Day Count
                    Fraction:

                    Reset Dates:         The first day of each Calculation Period.
                    Compounding:         Inapplicable

         Floating Amount II:

                    Floating Rate II     Counterparty
                    Payer:

                    Floating Rate II     The  25th  of each  month  in each  year  from  (and
                    Payer  Payment       including)  July  25,  2006 to (and  including)  the
                    Dates:               Termination   Date,   subject   to   adjustment   in
                                         accordance   with   the   Following   Business   Day
                                         Convention.

                    Floating Rate II:    On or prior to the Optional
                                         Termination Date (as defined in the
                                         Pooling and Servicing Agreement) the
                                         lesser of (i) the sum of (A)
                                         USD-LIBOR-BBA plus 0.12% and (B)
                                         0.06% and (ii) the Weighted Average
                                         Adjusted Net Mortgage Rate (as
                                         defined in the Pooling and Servicing
                                         Agreement).

                                         Following the Optional Termination
                                         Date (as defined in the Pooling and
                                         Servicing Agreement) the lesser of
                                         (i)


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

                                         the sum of (A) USD-LIBOR-BBA plus
                                         0.24% and (B) 0.12% and (ii) the
                                         Weighted Average Adjusted Net
                                         Mortgage Rate (as defined in the
                                         Pooling and Servicing Agreement).

                    Designated           One Month
                    Maturity:

                    Floating Rate II     Actual/360
                    Day     Count
                    Fraction:

                    Reset Dates:         The first day of each Calculation Period.
                    Compounding:         Inapplicable



         Business Days:                  New York

         Amendment  to  Section  2(c)    Notwithstanding anything to the contrary in
         of the Agreement:               Section 2(c) of the Agreement, amounts that are
                                         payable with respect to Calculation
                                         Periods which end in the same
                                         calendar month (prior to any
                                         adjustment of period end dates) shall
                                         be netted, as provided in Section
                                         2(c) of the Agreement, even if such
                                         amounts are not due on the same
                                         payment date. For avoidance of ,
                                         payments on Early Termination
                                         determined pursuant to Section 6(e)
                                         shall be determined separately for
                                         each Transaction under the Agreement
                                         and the netting provisions of Section
                                         2(c) of the Agreement shall not apply
                                         to such payments.

                                         Notwithstanding anything to the
                                         contrary in this Confirmation, if for
                                         any Calculation Period, Floating
                                         Amount I is greater then Floating
                                         Amount II, than DBAG's netted payment
                                         under this Confirmation


                                      4

                                         shall be the greater of (i) zero and
                                         (ii) (a) (Floating Amount I minus
                                         Floating Amount II) minus (b) the
                                         Class A-1 Amount (as defined in the
                                         Pooling and Servicing Agreement).

         Procedural Terms:

         Account Details:

                    Payments to DBAG:    Deutsche Bank Trust Company Americas,
                                         New York
                                         Acct# 01 473 969
                                         Swift Code: BKTRUS33

                    Payments to          Deutsche Bank Trust Company - Americas
                    Counterparty:        ABA # 021001033
                                         Bene Acct. # 014-19-663
                                         Bene Acct. Name NYLTD Funds Control - Stars West
                                         Ref: IndyMac INDX 2006-AR21 (IN06AL) Cap / SWAP
                                         Payment

         Assignment:                     DBAG will not unreasonably withhold or delay its
                                         consent to an assignment of this Transaction to
                                         any other third party.


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

Please confirm that the foregoing correctly sets forth the terms of our agreement by having an authorized officer sign this Confirmation and return it via facsimile to:
Attention: Derivative Documentation
Telephone: 44 20 7547 4755
Facsimile: 44 20 7545 9761
E-mail: derivative.documentation@db.com

This message will be the only form of Confirmation dispatched by us. If you wish to exchange hard copy forms of this Confirmation, please contact us.

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For and on behalf of                  For and on behalf of
DEUTSCHE  BANK AG, NEW                DEUTSCHE BANK NATIONAL TRUST COMPANY,
YORK BRANCH                           not in its individual or corporate
                                      capacity but solely as Swap Trustee for
                                      the Swap Trust for IndyMac INDX Mortgage
                                      Loan Trust 2006-AR21
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/s/ Steven Kessler                    /s/ Jennifer Hermansader
-------------------------             --------------------------------
Name: Steve Kessler                   Name: Jennifer Hermansader
Title: Director                       Title: Associate
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/s/ Kathleen Yohe
-------------------------
Name: Kathleen Yohe
Title: Vice President

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